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                                   WFASC MORTGAGE LOAN POOL
                              20-YEAR THROUGH 30-YEAR FIXED RATE
                                   NON-RELOCATION MORTGAGES
                                     WFASC SERIES 2000-07
                                   POOL PROFILE (8/15/2000)

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                                                 ------------------      ---------------------
                                                        BID                     TOLERANCE
                                                 ------------------      ---------------------
     AGGREGATE PRINCIPAL BALANCE                      $250,000,000                (+/- 5.00%)

     MORTGAGE LOAN CUTOFF DATE                            1-Sep-00
     INTEREST RATE RANGE                            6.250% - 9.75%
     GROSS WAC                                               8.55%              (+/- 10 Bps%)
     WEIGHTED AVERAGE SERVICE FEE                           25 bps
     MASTER SERVICING FEE                                  1.7 bps
     WAM (in months)                                           357              (+/- 2 month)

     WALTV                                                     78%              (maximum 82%)

     CALIFORNIA %                                              30%              (maximum 35%)
     SINGLE LARGEST ZIP CODE CONCENTRATION                      2%              (maximum  5%)

     AVERAGE LOAN BALANCE                                 $375,000         (maximum $385,000)
     LARGEST INDIVIDUAL LOAN BALANCE                    $1,200,000       (maximum $1,700,000)

     CASH-OUT REFINANCE %                                       8%              (maximum 15%)

     PRIMARY RESIDENCE %                                       90%              (minimum 85%)

     SINGLE-FAMILY DETACHED %                                  85%              (minimum 80%)

     FULL DOCUMENTATION %                                      87%              (minimum 83%)

     PREPAYMENT PENALTY %                                       0%              (maximum 3%)

     UNINSURED > 80% LTV %                                      1%              (maximum 3%)

     TEMPORARY BUYDOWNS                                         1%              (maximum 3%)




         THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
            MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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    (1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                   WFASC MORTGAGE LOAN POOL
                              20-YEAR THROUGH 30-YEAR FIXED RATE
                                   NON-RELOCATION MORTGAGES
                                     WFASC SERIES 2000-07
                                      PRICING INFORMATION

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
     RATING AGENCIES                                TBD by Wells Fargo

     PASS THRU RATE                                              7.75%

     ASSUMED SIZE OF PRINCIPAL ONLY CLASS                        0.30%

     PRICING DATE                                                  TBD

     FINAL STRUCTURE DUE DATE                                11-Sep-00           9:00 AM

     SETTLEMENT DATE                                         28-Sep-00

     ASSUMED SUB LEVELS                                            AAA            4.000%
                                                                    AA            2.200%
                                                                     A            1.350%
                                                                   BBB            0.850%
                                                                    BB            0.500%
                                                                     B            0.300%


                                      Note:  AAA Class will be rated by two rating agencies.
                                      AA through B Classes will be rated by one rating agency.


* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.

*  THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.


WFASC may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-07. THE PRINCIPAL ONLY CERTFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFASC CONTACTS                        Brad Davis (301) 846-8009
                                      Lori Maller (301) 846-8185










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